UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 8, 2009 (December 7, 2009)

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Vermont	0-29464	03-0153200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Graniteville Road, Graniteville Vermont	05654
(Address of principal executive offices)	(Zip Code)

(802) 476-3121

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION
FORM 8-K

Item 1.01	Entry Into a Material Definitive Agreement

Reincorporation Merger

As previously reported in Rock of Ages Corporation’s Current Report on Form 8-K dated October 19, 2009, the shareholders of the Rock of Ages Corporation (the “Company”) approved the proposed reincorporation of the Company from the State of Delaware to the State of Vermont, pursuant to a merger (the "Reincorporation Merger") of the Company with and into its wholly owned subsidiary, Rock of Ages Corporation (Vermont), a Vermont corporation ("Rock of Ages Vermont" or “Registrant”).   As more fully described in Item 3.03 below, on December 7, 2009, the Company consummated the Reincorporation Merger pursuant to the Agreement and Plan of Merger, the form of which was included as Appendix A to its definitive proxy statement filed September 17, 2009 (the “Merger Agreement”).

Consent and Assumption Agreement

The Company is a party to a certain Amended and Restated Financing Agreement dated October 24, 2007 (the "Financing Agreement") by and among the Company and its affiliates, People's United Bank ("PUB") and The CIT Group/Business Credit, Inc., as agent ("CIT").  Pursuant to the Financing Agreement, the Company was required to obtain the consent of CIT prior to consummation of the Reincorporation Merger.  On December 7, 2009, the Company signed the Consent and Assumption Agreement ("Consent"), pursuant to which CIT consented to the consummation of the Reincorporation Merger, and Rock of Ages Vermont agreed to assume the liabilities of the Company under the Financing Agreement upon consummation of the Reincorporation Merger. This description of the Consent is qualified in its entirety by reference to the Consent, which is attached hereto as Exhibit 10.1

Item 3.03	Material Modification to Rights of Security Holders

On December 7, 2009, the Company consummated the Reincorporation Merger with and into the Registrant for the purpose of changing the Company’s state of incorporation from Delaware to Vermont.

The Reincorporation Merger was accomplished pursuant to the Merger Agreement, which was approved by the Company’s stockholders at a special meeting of the stockholders held on October 15, 2009.  A copy of the Merger Agreement is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Reincorporation Merger and pursuant to the Merger Agreement, at the effective time of the Reincorporation Merger: (i) each outstanding share of Company common stock, par value $0.01 per share, was automatically converted into one share of the Registrant’s common stock, with the result that the Registrant is now the publicly-held corporation and the Company has been merged out of existence; (ii) each stock certificate representing issued and outstanding shares of Company common stock continues to represent the same number of shares of the Registrant’s common stock; (iii) the stockholders of the Company became the stockholders of the Registrant; (iv) each option, other right to purchase, or security convertible into or exercisable for, shares of Company common stock (a “Right”) outstanding immediately prior to the Reincorporation Merger was converted into and became an equivalent Right to acquire, upon the same terms and conditions, the equal number of shares of the Registrant’s common stock (whether or not such option was then exercisable) and the exercise price per share under each respective Right remained equal to the exercise price per share immediately prior to the Reincorporation Merger; and (v) the directors and officers of the Company in office immediately prior to the Reincorporation Merger became the directors and officers the Registrant following the Reincorporation Merger.

Holders of outstanding stock certificates representing shares of Company common stock will not be required to surrender such certificate to either the Company or the Registrant.  The constituent instruments defining the rights of holders of the Registrant’s common stock will now be the Articles of Incorporation and Bylaws of Rock of Ages Vermont, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Vermont corporate law will now be applicable in the determination of the rights of stockholders of the Registrant.  The Registrant refers its stockholders to the discussion entitled “REINCORPORATION VIA MERGER IN VERMONT” beginning on page 6 of the definitive proxy statement filed on September 17, 2009, with the Securities and Exchange Commission and incorporated herein by reference, for a summary of all of the material terms of the charter documents, bylaws and laws of the two states as they pertain to stockholder rights.

Item 8.01	Other Events

In connection with the Reincorporation Merger described above, a Certificate of Merger and Articles of Merger were filed with the Secretaries of State of Delaware and Vermont respectively on December 7, 2009 to effect the reincorporation.  The reincorporation and merger does not result in any change in the business, management, location of the Company’s principal executive offices, assets, liabilities, net worth, or accounting practices.  The shares of Class A common stock continue to be publicly traded under the ticker symbol “ROAC” and there will be no change to the CUSIP number.  The merger does not give rise to any appraisal or dissenters' rights.  Each outstanding share of the Company's common stock is automatically converted into one share of the common stock of the surviving corporation.  The name of the surviving company will be "Rock of Ages Corporation."

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	2.1	Agreement and Plan of Merger dated October 21, 2009 by and among the Registrant and Rock of Ages Corporation

	3.1	Articles of Incorporation of the Registrant

	3.2	Bylaws of the Registrant

	3.3	Articles of Merger Filed with the Vermont Secretary of State on December 7, 2009

	3.4	Certificate of Merger filed with the Delaware Secretary of State on December 7, 2009

	10.1	Consent and Assumption Agreement dated December 7, 2009 by and among the Company, the Registrant, The CIT Group/Business Credit Inc., and Peoples' United Bank

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Date: December 8, 2009	By: /s/Laura A. Plude Laura Plude, Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated October 21, 2009 by and among the Registrant and Rock of Ages Corporation

3.1	Articles of Incorporation of the Registrant

3.2	Bylaws of the Registrant

3.3	Articles of Merger Filed with the Vermont Secretary of State on December 7, 2009

3.4	Certificate of Merger Filed with the Delaware Secretary of State on December 7, 2009

10.1	Consent and Assumption Agreement dated December 7, 2009 by and among the Company, the Registrant, The CIT Group/Business Credit, Inc., and Peoples' United Bank